Deconsolidation of Subsidiaries	6 Months Ended
Jun. 30, 2025
Deconsolidation of Subsidiaries
Deconsolidation of Subsidiaries
4.
Deconsolidation of Subsidiaries

On May 7, 2024, the Company and Equinor TDI Holdings LLC ("Equinor"), a Delaware limited liability company, entered into a membership interest purchase and sale agreement (the "Agreement"), in which Equinor acquired interests in two former Standard Lithium wholly-owned subsidiaries, one of which holds the South West Arkansas Project ("SWA Lithium") and the other holds the East Texas properties ("Texas Lithium") (collectively, the "Joint Ventures"). Pursuant to the terms of the Agreement, Equinor acquired a 45% interest in each of the former subsidiaries, and the Company retained a 55%

interest for an initial cash payment of $30.0 million to the Company and the commitment to invest an additional $130.0 million as follows:

•
Equinor agreed to solely fund the first $40.0 million and $20.0 million of development costs for SWA Lithium and Texas Lithium, respectively, after which all additional capital expenditures would be funded on a pro-rata basis; and
•
Standard Lithium to receive $40.0 million in milestone payments associated with SWA Lithium and $30.0 million in milestone payments associated with Texas Lithium subject to final investment decisions being made by certain dates ("FID").

The Company assessed the Agreement and determined its ownership in SWA Lithium and Texas Lithium to be joint ventures. The Agreement gives joint control over each Joint Venture as both parties are required to act together to direct relevant activities and significant decisions regarding SWA Lithium and Texas Lithium require unanimous consent from both parties. However, the Company has retained operatorship and manages day-to-day decision making. The Company deconsolidated SWA Lithium and Texas Lithium and accounted for the Company’s investment in SWA Lithium and Texas Lithium under the equity method as the deconsolidated companies are now jointly controlled under a joint venture arrangement. Under this accounting method, the Company’s initial recognition of the investment was at fair value. Subsequently, the investment will be adjusted for the Company’s share of net income or loss and contributions paid, net of any dividends or distributions received.

The following table summarizes the fair values of the proceeds received and net assets contributed at carrying value to the Joint Ventures, and gain on deconsolidation of subsidiaries recognized for the three and six months ended June 30, 2024 (in thousands):

	SWA Lithium	Texas Lithium	Total
Fair value consideration received	$15,000	$15,000	$30,000
Financial asset – FID (1)	27,718	18,977	46,695
Fair value of investment	95,008	52,015	147,023
Less: net assets	(30,116)	(29,503)	(59,619)
Gain on deconsolidation of subsidiaries	$107,610	$56,489	$164,099

(1)
The financial asset is comprised of future payments to be received by the Company in connection with the Joint Venture agreements. The receipt of these payments is contingent upon meeting certain milestones. The financial asset is accounted for at fair value. Refer to Note 11 - Financial Instruments and Financial Risk Management for further information regarding the fair value.

Standard Lithium’s investments in SWA Lithium and Texas Lithium are accounted for using the equity method.